Exhibit 10.1

FOURTH AMENDMENT TO THE
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated and effective as of March 1, 2007 (the “Amendment Effective Date”), which amends that certain Second Amended and Restated Credit Agreement dated as of March 30, 2006, as amended by the First Amendment to the Second Amended and Restated Credit Agreement dated as of May 2, 2006 and the Second Amendment to Second Amended and Restated Credit Agreement dated as of October 25, 2006 and the Third Amendment to Second Amended and Restated Credit Agreement dated as of November 29, 2006, by and among VENOCO, INC., a Delaware corporation (the “Company”), the Guarantors, each of the Lenders party thereto, BANK OF MONTREAL, a Canadian chartered bank acting through certain of its U.S. branches or agencies, as Administrative Agent (in such capacity, the “Administrative Agent”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, and LEHMAN COMMERCIAL PAPER INC., as Co-Syndication Agents and FORTIS CAPITAL CORP., as Documentation Agent (as in effect immediately prior to the Amendment Effective Date, the “Credit Agreement”), is by and among the Company, the Guarantors, each of the Lenders party hereto and the Administrative Agent.

WHEREAS, the Company has requested that the Credit Agreement be amended to make certain changes to the Credit Agreement on the terms and conditions set forth in this Amendment; and

WHEREAS, all of the Lenders have agreed to such amendments subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.               Defined Terms; Interpretation.

(a)           Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

(b)           The rules of interpretation set forth in Section 1.2 of the Credit Agreement are incorporated in this Amendment as if set forth herein.

Section 2.               Amendments.  The Credit Agreement is hereby amended as follows:

(a)           Section 8.4(h) is hereby amended and restated to read in its entirety as follows:

“(h) acquisitions of proved Hydrocarbon Interests and related assets.”

(b)           Article VIII of the Credit Agreement is hereby amended by deleting the entirety of Section 8.24 and replacing the text thereof with “[Intentionally omitted].”

Section 3.               Amendment and Ratification.  Upon the effectiveness hereof as provided in Section 4 of this Amendment, this Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect.  Except as expressly provided by the amendments set forth in Section 2 of this Amendment, the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of any Lender or any Agent, nor constitute a waiver of any provision of any of the Loan Documents.  All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

Section 4.               Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the condition that, on or before the Amendment Effective Date, the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent and each Required Lender, and in sufficient copies for each Lender:

(a)           Amendment.  This Amendment, duly executed and delivered by each of the Company, the Guarantors and the Required Lenders;

(b)           Payment of Fees.  Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses owed pursuant to the Credit Agreement or this Amendment, in each case to the extent then due and payable at the Amendment Effective Date, including any such costs, fees and expenses arising under or referenced in Sections 2.8 and 11.4 of the Credit Agreement;

(c)           Certificate.  A certificate signed by a Responsible Officer, dated as of the Amendment Effective Date, stating that (i) the representations and warranties contained in Article VI and Section 4.5(b) of the Credit Agreement are true and correct on and as of the Amendment Effective Date, as though made on and as of such date; (ii) no litigation is pending or threatened against the Company or any Subsidiary in which there is a reasonable probability of an adverse decision which would result in a Material Adverse Effect; and (iii) there has occurred no event or circumstance that has resulted or would reasonably be expected to result in a Material Adverse Effect since December 31, 2004; and

(d)           Other Documents.  Such other approvals, opinions, documents or materials as the Administrative Agent or any Lender may reasonably request.

Section 5.               Representations and Warranties.  The Company and each Guarantor each hereby represent and warrant that, as of the Amendment Effective Date, after giving effect to this Amendment:

(a)           Bring-Down of Representations and Warranties.  The representations and warranties of the Company and each Guarantor contained in Article VI and Section 4.5(b) of the Credit Agreement are true and correct on and as of the Amendment Effective Date, as though made on and as of such date.

(b)           No Litigation.  No litigation is pending or threatened against the Company or any Subsidiary in which there is a reasonable probability of an adverse decision which would result in a Material Adverse Effect.

(c)           No Material Adverse Effect.  There has occurred no event or circumstance that has resulted or would reasonably be expected to result in a Material Adverse Effect since December 31, 2004.

(d)           No Default or Event of Default.  No event has occurred and is continuing which constitutes a Default, an Event of Default or both.

Section 6.               Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.               Costs and Expenses.  The Company shall pay all reasonable costs and expenses incurred by the Administrative Agent or any other Agent, the Lenders or any of their Affiliates in connection with the development, preparation, administration and execution of this Amendment, including Attorney Costs incurred by any such Person with respect thereto.

Section 8.               Counterparts.  This Amendment may be executed in any number of separate counterparts, no one of which need be signed by all parties; each of which, when so executed, shall be deemed an original, and all of such counterparts taken together shall be deemed to constitute but one and the same instrument.  A fully executed counterpart of this Amendment by facsimile signatures shall be binding upon the parties hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to the Second Amended and Restated Credit Agreement be duly executed and delivered by their respective duly authorized officers as of the date first set forth above, to be effective as of the Amendment Effective Date.

COMPANY:

VENOCO, INC.

By:		/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

GUARANTORS:

WHITTIER PIPELINE CORPORATION

By:		/s/ Timothy M. Marquez
Timothy M. Marquez
President

BMC, LTD.

By:		Venoco, Inc., General Partner

	By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

TEXCAL ENERGY (LP) LLC

By:		/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

TEXCAL ENERGY (GP) LLC

By:		/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

GUARANTORS:

TEXCAL ENERGY NORTH CAL L.P.

By:	TEXCAL ENERGY (GP) LLC, as general partner

	By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

TEXCAL ENERGY SOUTH CAL L.P.

By:	TEXCAL ENERGY (GP) LLC, as general partner

	By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

TEXCAL ENERGY SOUTH TEXAS L.P.

By:	TEXCAL ENERGY (GP) LLC, as general partner

	By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

Address for Notice to the Company and the Guarantors:
Principal Place of Business and Chief Executive Office:
370 17th Street, Suite 2950 Denver, Colorado 80202-1370 Attention: Chief Financial Officer Facsimile No.: (303) 626-8315

ADMINISTRATIVE AGENT AND A LENDER:

BANK OF MONTREAL, acting through its U.S. branches and agencies, including its Chicago, Illinois branch, as Administrative Agent and as a Lender

By:	/s/ Joseph A. Bliss
Joseph A. Bliss
Director

CO-SYNDICATION AGENT AND A LENDER

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Vanessa Gomez
Vanessa Gomez Vice President

By:	/s/ Nupur Kumar
Nupur Kumar Associate

CO-SYNDICATION AGENT AND A LENDER

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Frank P. Turner
Frank P. Turner Authorized Signatory

DOCUMENTATION AGENT AND A LENDER

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery
David Montgomery
Senior Vice President

By:	/s/ Darrell Holley
Darrell Holley
Managing Director

A LENDER

ALLIED IRISH BANKS P.L.C.

By:	/s/ David O’Driscoll
David O’Driscoll
Assistant Vice President

By:	/s/ Aidan Lanigan
Aidan Lanigan
Vice President

A LENDER

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Allen Rheem
Allen Rheem
Senior Vice President

A LENDER

CITIBANK, N.A.

By:	/s/ Thomas Bonavidos
Thomas Bonavidos
Vice President

A LENDER

THE BANK OF NOVA SCOTIA

By:	/s/ Richard Hawthorne
Richard Hawthorne
Director

A LENDER

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Whitney Randolph
Whitney Randolph
Investment Banking Officer

A LENDER

BANK OF OKLAHOMA,
NATIONAL ASSOCIATION

By:	/s/ Monica Morton
Monica Morton
Commercial Banking Officer